UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

March 4, 2005

United Online, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

21301 Burbank Boulevard

Woodland Hills, California 91367

(Address of principal executive offices) (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 4, 2005, the Compensation Committee of the Board of Directors of United Online, Inc. approved bonus payments for 2004 to the following executive officers in the following amounts set forth below opposite the name of such officer:

Officer	Title	Bonus Payment
Mark R. Goldston	Chairman, Chief Executive Officer and President	$770,000
Charles S. Hilliard	Executive Vice President, Finance and Chief Financial Officer	$346,500
Gerald J. Popek	Executive Vice President and Chief Technology Officer	$321,750
Frederic A. Randall, Jr.	Executive Vice President and General Counsel	$321,750
Brian Woods(1)	Executive Vice President and Chief Marketing Officer	$286,000
Jon O. Fetveit	Executive Vice President and Chief Strategy Officer	$272,250
Robert J. Taragan	Executive Vice President and General Manager of CyberTarget	$237,600

(1) Mr. Woods terminated his employment with the company in January 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 10, 2005	UNITED ONLINE, INC.

/s/ Charles S. Hilliard
Charles S. Hilliard
Executive Vice President, Finance and Chief Financial Officer